Exhibit 99.2

1 Preliminary Second Quarter 2020 Earnings Supplement Second Quarter 2020 Preliminary Earnings Supplement July 9, 2020

2 Preliminary Second Quarter 2020 Earnings Supplement Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of July 9, 2020. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 24-34 of our Form 10-Q filed on May 5, 2020 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Preliminary Second Quarter 2020 Earnings Supplement Preliminary Second Quarter 2020 Results • Matson’s lines of business performed well despite challenges from the COVID-19 pandemic and subsequent economic effects • Operational and financial actions taken in the last few months have helped during this difficult period and led to opportunities – Introduction of CLX vessel charters – principally drove the increase in 2Q20 consolidated operating income year-over-year – On track with operational changes and cost management initiatives mentioned on May 5th earnings call • Expect to exceed high end of $40 to $50 million range due to additional CLX vessel charters • Ocean Transportation – CLX strength – chartered voyages in addition to normal weekly vessels at capacity – Hawaii and Alaska volumes better-than-expected on May 5th earnings call – SSAT challenged by cancelled sailings • Logistics – Some business lines remain challenged by COVID-19 and its subsequent economic effects – Year-over-year decline in operating income due to lower contributions from transportation brokerage and freight forwarding

4 Preliminary Second Quarter 2020 Earnings Supplement Preliminary Second Quarter 2020 Results (continued) (1) Total debt is presented before any adjustment for deferred loan fees as required by US GAAP. (2) Matured in Q2 2020. (3) Redeemed in Q2 2020. (4) Issued in Q2 2020. (5) Available borrowings of approximately $425 million at end of Q2 2020. • Leverage ratio under debt agreements below 3.25x

5 Preliminary Second Quarter 2020 Earnings Supplement Hawaii Service Second Quarter 2020 Performance • Container volume decreased 4.0% YoY – Freight volume decline primarily due to near-zero tourism and temporary closure of retail stores – Partially offset by volume from Pasha due in part to the dry-docking of one of its vessels – Westbound container market down mid-teens % • Hawaii economy in significant downturn – State’s 14-day quarantine for visitors extended at least to July 31 – Difficult environment for tourism- related businesses • Many businesses remain closed – Unemployment hit a historic high Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 Q1 Q2 Q3 Q4 2019 2020 Note: 2Q 2020 volume figure includes volume related to Pasha’s vessel dry-docking. (4.0)%

6 Preliminary Second Quarter 2020 Earnings Supplement China Expedited Service (CLX) Second Quarter 2020 Performance • Container volume increased 68.1% YoY • Continued dislocation in air freight markets led to strong demand for Matson’s expedited service – Normal weekly vessels sailed at capacity – Introduced vessel charters to supplement CLX service given high demand • 7 additional vessel charter sailings during the quarter • Demand driven by PPE, e-commerce, working-from-home electronics, and other high-demand goods • Daniel K. Inouye moved into the CLX at quarter end to add capacity to regular CLX service Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 Q1 Q2 Q3 Q4 2019 2020 Note: 2Q 2020 volume figure includes volume related to seven vessel charters. 68.1%

7 Preliminary Second Quarter 2020 Earnings Supplement China Expedited Service (CLX) Why Matson introduced the vessel charters in the second quarter… • Builds upon our successful 15-year track record of operating the CLX – Long-standing relationships with customers – Relentless focus on on-time freight availability for customers – Cargo from vessel charters offloaded at SSAT-operated Pier A in Long Beach and transloaded on Matson-dedicated chassis to the off-dock facility at Shippers Transport • Unique set of conditions provided Matson this opportunity – Exceptional demand for expedited ocean freight due to supply and demand volatility resulting from COVID-19 pandemic • Dislocation in the transpacific air freight market continued from the first quarter – Low vessel charter rates – Significantly lower fuel costs Matson will offer this supplemental CLX+ service through peak season (end of October) or potentially longer as our customers’ needs dictate.

8 Preliminary Second Quarter 2020 Earnings Supplement Guam Service Second Quarter 2020 Performance • Container volume decreased 12.5% YoY – Freight volume decline primarily due to lower demand for retail-related goods as COVID-19 mitigation measures remained in effect – To a lesser extent, reduced tourism to the island had a modest negative impact on freight Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 Q1 Q2 Q3 Q4 2019 2020 (12.5)%

9 Preliminary Second Quarter 2020 Earnings Supplement Alaska Service Second Quarter 2020 Performance • Container volume decreased 9.0% YoY – Lower northbound volume primarily due to: • Lower demand for retail-related goods, as an effect of the state’s COVID-19 mitigation efforts • One less sailing compared to the year ago period – Moderately lower southbound volume • Gradual reopening of local economy in late May and early June improved freight demand and led to better-than-expected northbound volume vs. expectations on May 5th earnings call Container Volume (FEU Basis) Note: 1Q 2020 volume figure includes volume related to a competitor’s vessel dry- docking. 10,000 12,000 14,000 16,000 18,000 20,000 Q1 Q2 Q3 Q4 2019 2020 (9.0)%

10 Preliminary Second Quarter 2020 Earnings Supplement Matson Logistics Second Quarter 2020 Performance Operating Income $ 0.0 $ 2.0 $ 4.0 $ 6.0 $ 8.0 $ 10.0 $ 12.0 Q1 Q2 Q3 Q4 $ in millions 2019 2020 • Operating income decreased $2.3 to $3.3 million YoY to $8.0 to $9.0 million – Lower contributions from transportation brokerage and freight forwarding – Some business lines remain challenged by COVID-19 and its subsequent economic effects $8.0 to $9.0 million